SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
            Proxy Statement Pursuant to Section 14(A) of the
          Securities Exchange Act of 1934 (Amendment No. ____)

Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
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     Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                        ENERGY CONVERSION DEVICES, INC.
------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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


                                 COMPANY LOGO


                         ENERGY CONVERSION DEVICES, INC.
                              2956 Waterview Drive
                         Rochester Hills, Michigan 48309

                                                      January 15, 2003

Dear Stockholder:

      You are cordially invited to attend the Annual Meeting of Stockholders of Energy Conversion Devices, Inc., which will be held at the Michigan State University Management Education Center, 811 West Square Lake Road, Troy, Michigan on Thursday, February 20, 2003, at 10:00 a.m. (EST). If you plan to attend the meeting, we would appreciate your calling the Investor Relations department at (248) 293-0440 or sending us an e-mail at investor.relations@ovonic.com.

      Details of the business to be conducted at this meeting are given in the attached Notice of Meeting of Stockholders and Proxy Statement.

      You may vote your shares by telephone, by the Internet or by signing, dating and returning the enclosed proxy promptly in the accompanying reply envelope. Representation of your shares at the meeting is very important. Accordingly, whether or not you plan to attend the meeting, we urge you to submit your proxy promptly by one of the methods offered.

      We look forward to seeing you at the meeting.

                                          Sincerely,

                                          /S/ Robert C. Stempel

                                          Robert C. Stempel
                                          Chairman of the Board




                             YOUR VOTE IS IMPORTANT

      In order to assure your representation at this meeting, you are requested to vote your shares by telephone, by the Internet or by signing, dating and returning the enclosed proxy as promptly as possible in the enclosed envelope. No postage need be affixed if mailed in the United States.

                         ENERGY CONVERSION DEVICES, INC.

                            ----------------------

                        NOTICE OF MEETING OF STOCKHOLDERS

                            ----------------------


                                                     Rochester Hills, Michigan
                                                              January 15, 2003

To the Stockholders of
ENERGY CONVERSION DEVICES, INC.:

      NOTICE is hereby given that the Annual Meeting of Stockholders (the "Meeting") of ENERGY CONVERSION DEVICES, INC. (the "Company" or "ECD") will be held at 10:00 a.m. (E.S.T.) on Thursday, February 20, 2003, at the Michigan State University Management Education Center, 811 West Square Lake Road, Troy, Michigan. The purpose of the Meeting is to:

     1. Elect thirteen directors to hold office until the next Annual Meeting of Stockholders of the Company.

     2. Approve the appointment of Deloitte & Touche LLP as independent auditors for the fiscal year ending June 30, 2003.

     3.    Transact such other business as may properly come before the Meeting.

      Stockholders of record at the close of business on December 31, 2002 will be entitled to vote at the Meeting. A list of stockholders entitled to vote at the Meeting will be available for inspection at our offices. Whether or not you plan to attend the Meeting in person, please vote your shares by telephone, by the Internet or by signing, dating and returning the enclosed proxy promptly in the accompanying reply envelope.

      The Company's Annual Report on Form 10-K for its fiscal year ended June 30, 2002 accompanies the enclosed Proxy Statement.


                                          By Order of the Board of Directors

                                          /S/ Ghazaleh Koefod

                                          Ghazaleh Koefod
                                          Secretary

                         Energy Conversion Devices, Inc.
                              2956 Waterview Drive
                            Rochester Hills, MI 48309

                            ----------------------

                                 PROXY STATEMENT

                            ----------------------

      This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Energy Conversion Devices, Inc. (the "Company" or "ECD"), a Delaware corporation, to be voted at the Annual Meeting of Stockholders (the "Meeting") to be held at the Michigan State University Management Education Center, 811 West Square Lake Road, Troy, Michigan on Thursday, February 20, 2003, at 10:00 a.m. (EST).

      This proxy statement and accompanying proxy were first mailed to stockholders on or about January 15, 2003.

      Purpose of the Meeting. The specific proposals to be considered and acted upon at the Meeting are summarized in the accompanying notice and are described in more detail in this proxy statement.

      Voting Rights of Stockholders. Holders of record of the Company's Common Stock at the close of business on December 31, 2002, are entitled to vote at the Meeting. As of December 31, 2002, there were outstanding 21,249,082 shares of the Company's Common Stock, $.01 par value ("Common Stock"); 219,913 shares of the Company's Class A Common Stock, $.01 par value ("Class A Common Stock"); and 430,000 shares of the Company's Class B Common Stock, $.01 par value ("Class B Common Stock"). Each share of Common Stock is entitled to one vote per share, Class B Common Stock is entitled initially to one vote per share, and each share of Class A Common Stock is entitled to 25 votes per share. The three classes vote as one class on all matters, including the election and removal of directors, except that with respect to (i) a merger or consolidation of the Company with another corporation, (ii) the liquidation or dissolution of the Company, (iii) the sale of all or substantially all of the assets of the Company, (iv) an amendment to the Company's Certificate of Incorporation for which class voting is required by Section 242 of the Delaware General Corporation Law, or (v) the authorization of additional shares of Common Stock, Class A Common Stock or Class B Common Stock, the affirmative vote of a majority of the outstanding shares of Common Stock, the majority of the outstanding shares of Class A Common Stock and the majority of the outstanding shares of Class B Common Stock, voting as separate classes, is required. Section 242 of the Delaware General Corporation Law provides that "the holders of the outstanding shares of a class shall be entitled to vote as a class upon a proposed amendment [to the corporation's certificate of incorporation], whether or not entitled to vote thereon by the certificate of incorporation, if the amendment would increase or decrease the aggregate number of authorized shares of such class, increase or decrease the par value of the shares of such class, or alter or change the powers, preferences or special rights of the shares of such class so as to affect them adversely."

       Stanford R. Ovshinsky and his wife, Dr. Iris M. Ovshinsky, executive officers, directors and founders of the Company, are record owners of 153,420 and 65,601 shares (or approximately 69.8% and 29.8%), respectively, of the outstanding shares of Class A Common Stock, with the balance of the outstanding shares (892 shares) owned by members of their family. Mr. and Dr. Ovshinsky also own of record 19,749 shares of Common Stock. In addition, Mr. Ovshinsky has the right to vote 126,500 shares of Common Stock (the "Sanoh Shares") owned by Sanoh Industrial Co., Ltd. ("Sanoh") under the terms of an agreement dated November 3, 1992 between the Company and Sanoh.

      Robert C. Stempel, Chairman and Executive Director of the Company, is entitled to all voting rights with respect to 430,000 shares, or 100%, of the outstanding shares of Class B Common Stock awarded to Mr. Stempel on January 15, 1999, under a Restricted Stock Agreement. Mr. Stempel also owns of record 61,404 shares of Common Stock.

      The directors and officers of the Company have advised the Company that they intend to vote FOR each of the proposals set forth in the accompanying Notice of Meeting of Stockholders. Such persons together hold approximately 22.78% of the combined voting power of the outstanding Common Stock, Class A Common Stock and Class B Common Stock.

      Pursuant to the Stock Purchase Agreement dated as of May 1, 2000, ChevronTexaco Corporation has agreed that (i) so long as it beneficially owns an aggregate of 5% of ECD's Common Stock and (ii) so long as Mr. and Dr. Ovshinsky are the beneficial owners of Class A Common Stock, or Mr. Stempel is the beneficial owner of Class B Common Stock, ChevronTexaco will vote its shares of ECD Common Stock in accordance with the votes cast by the holders of Class A Common Stock (prior to its conversion) or Class B Common Stock (after conversion of the Class A Common Stock). As of December 31, 2002, ChevronTexaco owns 4,376,633 shares of ECD Common Stock.

      Record Date. Stockholders of record as of the close of business on December 31, 2002, will be entitled to vote at the Meeting.

      Quorum. The required quorum for the transaction of business at the Meeting is a majority of the votes eligible to be cast by holders of record of the Common Stock, Class A Common Stock and Class B Common Stock as of the close of business on the record date. If a stockholder withholds his or her vote for the election of directors or abstains from voting on the other proposals to be considered at the Meeting, the shares owned by such stockholder will be considered to be present at the Meeting for purposes of establishing the presence or absence of a quorum for the transaction of business. If a broker indicates on the form of proxy that he or she does not have discretionary authority as to certain shares to vote on any proposal, those shares will also be considered to be present at the Meeting for purposes of establishing the presence or the absence of a quorum for the transaction of business.

      Required Vote. The affirmative vote of a plurality of the votes cast at the Meeting will be required to elect the directors of the Company. Because directors are elected by a plurality vote, abstentions and withheld votes have no impact in the election of directors once a quorum is established.

      The affirmative vote of a majority of the votes cast at the Meeting will be required to approve the proposal with respect to the appointment of the Company's independent accountants. Abstentions will be considered as votes cast with respect to such proposal and will have the same effect as a vote against the proposal.

      Voting of Proxies. All shares represented by signed proxies received at or prior to the Meeting from stockholders of record as of the close of business on December 31, 2002, will be voted at the Meeting. Unless a stockholder specifies otherwise, all proxies will be voted FOR each of the proposals set forth in the accompanying Notice of Meeting of Stockholders.

      Voting by telephone or Internet. Stockholders of record (those who hold stock in their own name) may vote their shares over the telephone or Internet as follows:

      By telephone: If you have a touch-tone phone, call 1-877-PRX-VOTE
                    (1-877-779-8683) toll free. You will be asked to enter the Control Number located on your Proxy Card. Then follow the instructions.

      By Internet:  If you have an e-mail and Internet access, point your browser to http://www.eproxyvote.com/ener. You will be asked to enter the Control Number located on your Proxy Card. Then follow the instructions.

      If you have your shares in "street name," you must vote your shares in the manner prescribed by your broker or nominee. Your broker or nominee has enclosed or provided a voting instruction form for you to use in directing the broker or nominee how to vote your shares.

      Voting in Person. If you plan to attend the meeting and wish to vote in person, we will give you a ballot at the meeting. However, if your shares are held in the name of your broker, bank or other nominee, you must bring an account statement or letter from the nominee indicating that you are the beneficial owner of the shares on December 31, 2002, the record date for voting.

      Revocation of Proxies. You may revoke your proxy before it is voted by:

      o submitting a new proxy with a later date, including a proxy given by telephone or Internet;

      o notifying the Company's Secretary in writing before the meeting that you have revoked your proxy; or

      o   voting in person at the Meeting.

                                   ITEM NO. 1

                              ELECTION OF DIRECTORS

      At the Meeting, the directors are to be elected to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified. Pursuant to the provisions of the Company's bylaws, the Board has, by resolution, set the number of directors comprising the full Board at thirteen. In the unanticipated event that any nominee for director should become unavailable, it is intended that all proxies will be voted for such substitute nominee as may be designated by the Board of Directors. The affirmative vote of a plurality of the votes cast at the Meeting will be required to elect the directors.

      Mr. William M. Wicker, who served as a member of the Board of Directors since 2000, will not be standing for re-election due to his business responsibilities as a managing director in the investment banking division of Goldman Sachs.

      Information concerning the nominees for election as directors, including the year each nominee first became a director, is set forth on the following pages.


                                   --------


      THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR ALL THIRTEEN NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS.


                        Director
                         of the
                        Company                         Principal Occupation and
        Name             Since       Office               Business Experience
  ------------------    -------  --------------  -------------------------------------

Stanford R. Ovshinsky    1960    President,      Mr. Ovshinsky, 80, the founder, Chief
                                 Chief           Executive Officer and President of ECD,
                                 Executive       has been an executive officer and
                                 Officer and     director of ECD since its inception in
                                 Director        1960.  Mr. Ovshinsky is the principal
                                                 inventor of ECD's technologies.  He
                                                 also serves as the chief executive
                                                 officer and a director of Ovonic
                                                 Battery Company, Inc.; chief executive
                                                 officer and chairman of United Solar
                                                 Systems Corp.; president and member of
                                                 the Management Committees of Texaco
                                                 Ovonic Fuel Cell Company LLC and Texaco
                                                 Ovonic Hydrogen Systems LLC; a member
                                                 of the Management Committee of Texaco
                                                 Ovonic Battery Systems LLC and Bekaert
                                                 ECD Solar Systems, LLC; chairman and
                                                 director of Ovonyx, Inc.; a member of
                                                 the Alliance Board of Ovonic Media,
                                                 LLC; and co-chairman of the Board of
                                                 Directors of Sovlux Co., Ltd.  Mr.
                                                 Ovshinsky is the husband of Dr. Iris M.
                                                 Ovshinsky.

                                       4



Iris M. Ovshinsky        1960    Vice            Dr. Ovshinsky, 75, co-founder and Vice
                                 President and   President of ECD, has been an executive
                                 Director        officer and director of ECD since its
                                                 inception in 1960.  Dr. Ovshinsky also
                                                 serves as a director of Ovonic Battery.
                                                 Dr. Ovshinsky is the wife of Stanford R.
                                                 Ovshinsky.

Robert C. Stempel        1995    Chairman of     Mr. Stempel, 69, is Chairman of the
                                 the Board and   Board and Executive Director of ECD.
                                 Executive       Prior to his election as a director in
                                 Director        December 1995, Mr. Stempel served as
                                                 senior business and technical advisor
                                                 to Mr. Ovshinsky. He is also the
                                                 chairman of Ovonic Battery; a
                                                 director of United Solar; vice
                                                 chairman and director of Ovonyx;
                                                 a member of the Management Committee
                                                 of Texaco Ovonic Fuel Cell, Texaco
                                                 Ovonic Hydrogen Systems and Bekaert
                                                 ECD Solar Systems; chief executive
                                                 officer and a member of the
                                                 Management Committee of Texaco
                                                 Ovonic Battery Systems and a
                                                 member of the Alliance Board of
                                                 Ovonic Media. From 1990 until his
                                                 retirement in 1992, he was the
                                                 chairman and chief executive
                                                 officer of General Motors
                                                 Corporation; prior to serving as
                                                 chairman, he was GM's president
                                                 since 1987. He is a director of
                                                 Southwall Technologies, Inc.

Nancy M. Bacon           1977    Senior Vice     Mrs. Bacon, 56, Senior Vice President,
                                 President and   joined ECD in 1976 as its Vice
                                 Director        President of Finance and Treasurer.
                                                 Mrs. Bacon also serves as a
                                                 director of United Solar and
                                                 Sovlux and is a member of the
                                                 Management Committee of Bekaert
                                                 ECD Solar Systems.

Umberto Colombo          1995    Director        Professor Colombo, 75, is Chairman
                                                 of the Scientific Councils of the
                                                 ENI Enrico Mattei Foundation and of
                                                 the Instituto Per l'Ambiente in
                                                 Italy.  He was chairman of the
                                                 Italian National Agency for New
                                                 Technology, Energy and the Environment
                                                 until 1993 and then served as Minister
                                                 of Universities and Scientific and
                                                 Technological Research in the Italian
                                                 Government until 1994.  Professor Colombo
                                                 is a member of the board of directors of
                                                 several Italian-based public companies.
                                                 He is also active as a consultant in
                                                 international science and technology policy
                                                 institutions related to economic growth.

                                       5



Subhash K. Dhar          1999    Director        Mr. Dhar, 51, President and Chief
                                                 Operating Officer of Ovonic Battery,
                                                 joined ECD in 1981 and has held various
                                                 positions with Ovonic Battery since its
                                                 inception in October 1982.  He also
                                                 serves as a director of Ovonic Battery.

Hellmut Fritzsche        1969    Vice            Dr. Fritzsche, 75, was a professor of
                                 President and   physics at the University of Chicago
                                 Director        from 1957 until his retirement in
                                                 1996. He was chairman of the
                                                 Department of Physics at the
                                                 University of Chicago until 1986.
                                                 Dr. Fritzsche has been a vice
                                                 president of ECD since 1965,
                                                 acting on a part-time basis,
                                                 chiefly in ECD's research and
                                                 product development activities.
                                                 He serves on the Board of
                                                 Directors of United Solar.

Walter J. McCarthy, Jr.  1995    Director        Mr. McCarthy, 77, until his retirement
                                                 in 1990, was the chairman and chief
                                                 executive officer of Detroit Edison
                                                 Company.  Prior to his election to the
                                                 ECD Board, he served as a consultant to
                                                 ECD.  Mr. McCarthy also served as a
                                                 director and a member of the Audit
                                                 Committee of Comerica Bank,
                                                 Federal-Mogul Corporation and Perry
                                                 Drug Company.  He is a member of the
                                                 National Academy of Engineering. Mr.
                                                 McCarthy serves as chairman of the
                                                 Compensation Committee and is on the
                                                 Audit Committee of the ECD Board.

Florence I. Metz         1995    Director        Dr. Metz, 73, until her retirement in
                                                 1996, held various executive positions
                                                 with Inland Steel: General Manager, New
                                                 Ventures, Inland Steel Company
                                                 (1989-1991); General Manager, New
                                                 Ventures, Inland Steel Industries
                                                 (1991-1992) and Advanced Graphite
                                                 Technologies (1992-1993); Program
                                                 Manager for Business and Strategic
                                                 Planning at Inland Steel (1993-1996).
                                                 Dr. Metz also serves on the Board of
                                                 Directors of Ovonic Battery and is on
                                                 the Compensation and Audit Committees
                                                 of the ECD Board.


                                      6



James R. Metzger         2000    Director        Mr. Metzger, 55, is Vice Chairman of
                                                 the Board of Directors of ECD.  Prior
                                                 to joining ECD as an employee on
                                                 November 1, 2002, he was Executive Vice
                                                 President of Administration at Mercy
                                                 College in Dobbs Ferry, New York from
                                                 March 1, 2002 - October 31, 2002.
                                                 Prior to his retirement from
                                                 ChevronTexaco on March 1, 2002
                                                 following the merger of Chevron and
                                                 Texaco on October 9, 2001, he was Vice
                                                 President and Chief Technology Officer
                                                 at Texaco Inc. and held various
                                                 positions since joining Texaco in
                                                 1969.  Mr. Metzger's responsibilities
                                                 at Texaco included all aspects of
                                                 technology, Corporate Planning and
                                                 Economics, Safety, Health and
                                                 Environment, Corporate Services and
                                                 Purchasing.  He was a member of the
                                                 Diversity Council, chaired the
                                                 Corporate Technology Council and served
                                                 on Texaco's Executive Council, the
                                                 company's senior management committee.

Donald L. Paul           2001    Director        Mr. Paul, 56, is Vice President and
                                                 Chief Technology Officer of
                                                 ChevronTexaco.  Previously, he served
                                                 as Vice President of Technology and
                                                 Environmental Affairs for Chevron
                                                 Corp., a position he assumed in 1996,
                                                 in which role he was also the corporate
                                                 officer for Chevron's worldwide health,
                                                 safety and environmental compliance
                                                 function.  Mr. Paul joined Chevron in
                                                 1975 as a research geophysicist with
                                                 Chevron Oil Field Research Co. and has
                                                 held a variety of management positions
                                                 in both business and technology,
                                                 including president of Chevron
                                                 Petroleum Technology Co. and president
                                                 of Chevron Canada.  Mr. Paul holds a
                                                 doctorate in geophysics from MIT.

Stanley K. Stynes        1977    Director        Dr. Stynes, 71, was Dean, College of
                                                 Engineering at Wayne State University
                                                 from 1970 to August 1985, and a
                                                 professor of engineering at Wayne State
                                                 University from 1985 until his
                                                 retirement in 1992.  He has been
                                                 involved in various administrative,
                                                 teaching, research and related
                                                 activities. Dr. Stynes serves as
                                                 chairman of the Audit Committee of the
                                                 ECD Board.


                                       7



Greg M. Vesey            2001    Director       Mr. Vesey, 44, is President of
                                                ChevronTexaco Technology Ventures.  In
                                                this position, he is responsible for
                                                the commercialization of both internal
                                                and external technologies in which
                                                ChevronTexaco finds current or
                                                strategic applications. Previously, he
                                                was Vice President, ebusiness and
                                                General Manager, Business Service
                                                Center for Texaco Inc., a position he
                                                assumed in November 1999.  He has held
                                                many positions since joining Texaco in
                                                1984, including assistant to the
                                                Chairman of the Board (1999).  Mr.
                                                Vesey is a member of the Management
                                                Committee of Texaco Ovonic Fuel Cell,
                                                Texaco Ovonic Hydrogen Systems and
                                                Texaco Ovonic Battery Systems.


       MEETINGS OF THE BOARD OF DIRECTORS AND COMPENSATION OF DIRECTORS

      During the fiscal year ended June 30, 2002, the Board of Directors held five meetings. All the directors attended more than 75% of the meetings of the Board and the committees on which such directors served, except for Drs. Fritzsche and Stynes.

      Officers of ECD who serve on ECD's Board do not receive compensation for their services as a director. The other directors of the Company are issued approximately $5,000 per year in ECD Common Stock based on the closing price of the Common Stock on the first business day of each year and are paid $1,000 for attendance at each Board meeting and each Compensation Committee meeting (in person or via telephone conference call). Effective February 2002, directors serving on the Audit Committee are paid $2,000 for attendance (in person or via telephone conference call) at each meeting ($1,000 prior to February 2002). Directors who are not employed by the Company are also reimbursed for all expenses incurred for the purpose of attending board of directors and committee meetings, including airfare, mileage, parking, transportation and hotel. During the year ended June 30, 2002, Mr. Metzger received options to purchase 10,000 shares of ECD Common Stock at $19.31 per share, the fair market value of the stock on the day of the grant. Messrs. Paul and Vesey have waived any entitlement to compensation for serving as directors of ECD.

                      COMMITTEES OF THE BOARD OF DIRECTORS

      The Audit Committee of the Board of Directors (the "Audit Committee") is composed of Dr. Stanley K. Stynes (Chairman), Mr. Walter J. McCarthy, Jr. and Dr. Florence Metz (since May 2001), all of whom are independent directors as defined under Rule 4200(a)(14) of the Listing Standards of the National Association of Security Dealers, Inc. ("NASD"). Mr. James Metzger was a member of the Audit Committee from February 2001 through October 31, 2002.
He became an employee and vice chairman of the Board of Directors of ECD effective November 1, 2002 and, therefore, is not deemed to be independent under Nasdaq rules.

      In accordance with its written charter adopted by the Board of Directors and filed with the Proxy Statement dated January 19, 2001, the Audit Committee assists the Board of Directors in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing, and financial reporting practices of ECD.

      The Compensation Committee of the Board of Directors (the "Compensation Committee") met three times during the fiscal year ended June 30, 2002 and was composed of Mr. Walter J. McCarthy, Jr. (Chairman) and Dr. Florence I. Metz. The Compensation Committee is responsible for administering the policies which govern both annual compensation of executive officers and the Company's stock option plans. The Compensation Committee meets during the year to review recommendations from management regarding stock options and compensation. None of the Compensation Committee members are, or were during the past fiscal year, officers or employees of the Company or of any of its subsidiaries, nor had they any business relationship with the Company or any of its subsidiaries.

      The Company does not have a standing nominating committee.

                             AUDIT COMMITTEE REPORT

      The Audit Committee is comprised of three outside directors, all of whom presently are independent under the rules of the Nasdaq Stock Market, Inc. Until October 31, 2002, the Audit Committee was comprised of four outside directors. Mr. Metzger, formerly a member of the Audit Committee, is no longer deemed to be independent under Nasdaq rules when he became an employee and vice chairman of the Company effective November 1, 2002.

      In accordance with its written charter adopted by the Board of Directors, the Audit Committee assists the Board of Directors in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing, and financial reporting practices of the Company. During fiscal year 2002, the Audit Committee met five times with management and the independent auditors, Deloitte & Touche LLP (Deloitte) and discussed the interim financial information contained in each quarterly earnings report prior to public release.

      In discharging its oversight responsibility as to the audit process, the Audit Committee obtained from Deloitte a formal written statement describing all relationships between Deloitte and the Company that might bear on the auditors' independence consistent with Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," discussed with the auditors any relationships that may impact their objectivity and independence and satisfied itself as to the auditors' independence. The Audit Committee also discussed with management and Deloitte the quality and adequacy of the Company's internal controls. The Audit Committee reviewed with Deloitte their audit plans, audit scope, and identification of audit risks.

      The Audit Committee discussed and reviewed with Deloitte all communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees," and, with and without management present, discussed and reviewed the results of Deloitte's examination of the financial statements.

      The Audit Committee reviewed with management and Deloitte the audited financial statements of the Company as of and for the fiscal year ended June 30, 2002. Management has the responsibility for the preparation of the Company's financial statements and Deloitte has the responsibility for the examination of those statements.

      Based on the above-mentioned reviews and discussions with management and Deloitte, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended June 30, 2002, for filing with the Securities and Exchange Commission.

                                   AUDIT FEES

      The aggregate fees billed or expected to be billed to the Company for the fiscal year ended June 30, 2002 by the Company's principal accounting firm, Deloitte & Touche LLP, are as follows:

Audit Fees  .....................................................  $ 374,000
Financial Information Systems Design and Implementation Fees.....      -0-
All Other Fees...................................................    135,000
                                                                   ---------
         Total...................................................  $ 509,000

      The Audit Committee, based on its reviews and discussions with management and Deloitte noted above, determined that the provision of All Other Fees by Deloitte was compatible with maintaining Deloitte's independence.

                                          AUDIT COMMITTEE
                                          Stanley K. Stynes, Chairman
                                          Walter J. McCarthy Jr.
                                          Florence I. Metz

                                   ITEM NO. 2

            APPROVAL OF THE APPOINTMENT OF INDEPENDENT ACCOUNTANTS

      Upon the recommendation of the Audit Committee, the Board of Directors has appointed Deloitte & Touche LLP as independent accountants for the Company to audit its consolidated financial statements for the fiscal year ending June 30, 2003 and to perform audit-related services. Such services include review of periodic reports and registration statements filed by the Company with the Securities and Exchange Commission and consultation in connection with various accounting and financial reporting matters. Deloitte & Touche also performs audit services for certain of the Company's joint ventures and limited non-audit services for the Company.

      The Board of Directors has directed that the appointment of Deloitte & Touche be submitted to the stockholders for approval. The affirmative vote of a majority of the votes cast at the Meeting will be required to approve such appointment. If the stockholders should not approve such appointment, the Audit Committee and the Board of Directors would reconsider the appointment.

      The Company has been advised by Deloitte & Touche that it expects to have a representative present at the Meeting and that such representative will be available to respond to appropriate questions. Such representative will also have the opportunity to make a statement if he or she desires to do so.


                                ----------

      THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE APPROVAL OF THE APPOINTMENT OF DELOITTE & TOUCHE AS INDEPENDENT ACCOUNTANTS.

             SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
                  MANAGEMENT AND RELATED STOCKHOLDER MATTERS

Equity Compensation Plan Information

      The following table sets forth aggregate information regarding grants under all equity compensation plans of ECD as of June 30, 2002.




                                    Number of                             Number of securities
                                 securities to be                        remaining available for
                                   issued upon      Weighted-average      future issuance under
                                 exercise of out-   exercise price of      equity compensation
                                   standing op-        outstanding       plans (excluding securi-
                                 tions, warrants    options, warrants     ties reflected in 1st
       Plan category               and rights          and rights                column)
  ---------------------------    ---------------    -----------------    ------------------------

Equity compensation plans
approved by security holders(1)     2,531,753            $18.67                 1,784,605

Equity compensation plans not
approved by security holders          959,749(2)(3)      $13.55                  (2)(3)

Total                               3,491,502            $17.26                 1,784,605

---------------

(1) These plans consist of: (i) the 1976 Amended and Restated Stock Option Plan, (ii) the 1987 Stock Option and Incentive Plan, (iii) the 1995 Non-Qualified Stock Option Plan and (iv) the 2000 Non-Qualified Stock Option Plan.

(2) Of the 959,749 shares issuable upon exercise, options to acquire 659,749 shares were issued to Mr. and Dr. Ovshinsky pursuant to Stock Option Agreements dated November 1993 which are subject to periodic antidilution protection adjustments based on changes in the number of outstanding shares of ECD Common Stock. Under those Stock Option Agreements, if ECD issues any equity securities, other than pursuant to the exercising of options by Mr. and Dr. Ovshinsky under their respective Stock Option Agreements, ECD is obligated to grant to Mr. and Dr. Ovshinsky additional options covering sufficient additional shares of ECD Common Stock so that their respective proportionate equity interest in ECD as of November 1993 is maintained on a fully-diluted basis. Such adjustments are calculated quarterly as of the last day of each of ECD's fiscal quarters and coincident with significant issuances of ECD Common Stock.

(3) Of the 959,749 shares issuable upon exercise, options to acquire 300,000 shares were issued to Mr. Robert Stempel pursuant to a Stock Option Agreement dated January 15, 1999. There are no securities available for future issuance under this Stock Option Agreement.

Security Ownership of Certain Beneficial Owners and Management

                              CLASS A COMMON STOCK

      Mr. Stanford R. Ovshinsky and his wife, Dr. Iris M. Ovshinsky (executive officers, directors and founders of ECD), own of record 153,420 shares and 65,601 shares, respectively (or approximately 69.8% and 29.8%, respectively), of the outstanding shares of Class A Common Stock. Such shares are owned directly or indirectly through certain trusts of which Mr. and Dr. Ovshinsky are co-trustees. Common Stock is entitled to one vote per share and each share of Class A Common Stock is entitled to 25 votes per share. Class A Common Stock is convertible into Common Stock on a share-for-share basis at any time and from time to time at the option of the holders, and will be deemed to be converted into Common Stock on a share-for-share basis on September 30, 2005. Under applicable Delaware law, the September 30, 2005 mandatory conversion date may be extended in the future from time to time with approval of ECD's stockholders voting together as a single class.

      As of December 31, 2002, Mr. Ovshinsky also had the right to vote 126,500 shares of Common Stock (Sanoh Shares) owned by Sanoh Industrial Co., Ltd. (Sanoh) under the terms of an agreement dated as of November 3, 1992 between ECD and Sanoh which, together with the Class A Common Stock and 19,749 shares of Common Stock Mr. and Dr. Ovshinsky own, give Mr. and Dr. Ovshinsky voting control over shares representing approximately 20.69% of the combined voting power of ECD's outstanding stock.

      The following table sets forth, as of December 31, 2002, information concerning the beneficial ownership of Class A Common Stock by each director and all executive officers and directors of ECD as a group. All shares are owned directly except as otherwise indicated. Under the rules of the Securities and Exchange Commission, Stanford R. Ovshinsky and Iris M. Ovshinsky may each be considered to beneficially own the shares held by the other.


                           Class A
                         Common Stock          Total Number        Percentage
       Name of           Beneficially           of Shares             of
   Beneficial Owner      Owned(1)(2)        Beneficially Owned       Class
  ------------------     ---------------    ------------------    ------------

Stanford R. Ovshinsky        153,420             153,420             69.8%

Iris M. Ovshinsky             65,601              65,601             29.8%

All other executive
officers and directors
as a group (12 persons)        --                  --                 --
                            --------             -------             -----
Total                        219,021             219,021             99.6%
                            ========             =======             =====

---------------

  (1) The balance of the 219,913 shares of Class A Common Stock outstanding, 892 shares, or approximately 0.4%, are owned by other members of Mr. and Dr. Ovshinsky's family. Neither Mr. nor Dr. Ovshinsky has voting or investment power with respect to such shares.

  (2) On November 10, 1995, the Compensation Committee recommended, and the Board of Directors approved, an amendment to Mr. and Dr. Ovshinsky's Stock Option Agreements dated November 18, 1993 (the "Agreements") to permit Mr. and Dr. Ovshinsky to exercise a portion (126,082 and 84,055 shares, respectively) of their existing Common Stock option for Class A Common Stock on the same terms and conditions as provided in the Agreements. The shares of Class A Common Stock issuable upon exercise of the options under the Agreements, as amended, are not included in the number of shares indicated in the above table, but are included in the shares of Common Stock beneficially owned by Mr. and Dr. Ovshinsky (see table of beneficial ownership of Common Stock).


                              CLASS B COMMON STOCK

      At the Company's Annual Meeting held on March 25, 1999, the Company's stockholders approved a proposal to increase the Company's authorized capital stock and to authorize 430,000 shares of a new Class B Common Stock. All of the authorized shares of Class B Common Stock were awarded to Mr. Robert C. Stempel pursuant to the terms of a Restricted Stock Agreement dated as of January 15, 1999 between the Company and Mr. Stempel.

      The terms of the Class B Common Stock are substantially similar to those of the Company's Class A Common Stock. The principal difference between the Class A Common Stock and the Class B Common Stock is with respect to voting rights. Each share of Class B Common Stock will initially entitle the holder to one vote on all matters to be voted upon by the Company's stockholders. However, each share of Class B Common Stock will become entitled to 25 votes as of the first date upon which all of the outstanding shares of Class A Common Stock have been converted into Common Stock and no shares of Class A Common Stock are outstanding. The preferential voting rights of the Class B Common Stock, if triggered, will expire on September 30, 2005.

      The Class B Common Stock will be convertible into Common Stock on a share-for-share basis at any time at the option of the holder. In addition, the Class B Common Stock will be deemed to be converted into Common Stock on September 30, 2005. The Company's amended Certificate of Incorporation provides that the foregoing September 30, 2005 mandatory conversion date may be extended in the future with the approval of the Company's stockholders voting together as a single class.

      Pursuant to the Stock Purchase Agreement dated as of May 1, 2000, ChevronTexaco has agreed that (i) so long as it beneficially owns an aggregate of 5% of ECD's Common Stock and (ii) so long as Mr. and Dr. Ovshinsky are the beneficial owners of Class A Common Stock, or Mr. Stempel is the beneficial owner of Class B Common Stock, ChevronTexaco will vote its shares of ECD Common Stock in accordance with the votes cast by the holders of Class A Common Stock (prior to its conversion) or Class B Common Stock (after conversion of the Class A Common Stock). As of December 31, 2002, Chevron Texaco owns 4,376,633 shares of ECD Common Stock.

                                  COMMON STOCK

      Directors and Executive Officers. The following table sets forth, as of December 31, 2002, information concerning the beneficial ownership of Common Stock by each director and executive officer and for all directors and executive officers of the Company as a group. All shares are owned directly except as otherwise indicated.

                                        Amount and Nature of      Percentage
       Name of Beneficial Owner         Beneficial Ownership(1)    of Class(2)
  ----------------------------------    -----------------------   -------------

Robert C. Stempel                           1,127,904  (3)            5.05%
Stanford R. Ovshinsky                         928,616  (4)            4.21%
Iris M. Ovshinsky                             506,248  (5)            2.33%
Nancy M. Bacon                                207,615  (6)             *
Subhash K. Dhar                                72,540  (7)             *
Hellmut Fritzsche                              21,250  (8)             *
Stephan W.  Zumsteg                            18,800  (9)             *
Walter J. McCarthy, Jr.                        15,699 (10)             *
Stanley K. Stynes                              14,580 (11)             *
Florence I. Metz                               12,396 (12)             *
Umberto Colombo                                10,663 (13)             *
James R. Metzger                                6,500 (14)             *
Donald L. Paul                                   _
Greg M. Vesey                                    _
All executive officers and directors
  as a group (14 persons)                   2,942,811                12.31%
                                            =========                ======
---------------

         *  Less than 1%.

       (1) Under the rules and regulations of the Securities and Exchange Commission, a person is deemed to be the beneficial owner of a security if that person has the right to acquire beneficial ownership of such security within sixty days, whether through the exercise of options or warrants or through the conversion of another security.

       (2) Under the rules and regulations of the Securities and Exchange Commission, shares of Common Stock issuable upon exercise of options and warrants or upon conversion of securities which are deemed to be beneficially owned by the holder thereof (see Note (1) above) are deemed to be outstanding for the purpose of computing the percentage of outstanding securities of the class owned by such person but are not deemed to be outstanding for the purpose of computing the percentage of the class owned by any other person.

       (3) Includes 430,000 shares of Class B Common Stock and 636,000 shares represented by options exercisable within 60 days.

       (4) Includes 636,456 shares (adjusted as of June 30, 2002) represented by options exercisable within 60 days, the 126,500 Sanoh Shares over which Mr. Ovshinsky has voting power and 153,420 shares of Class A Common Stock which are convertible into Common Stock. Under the rules and regulations of the Securities and Exchange Commission, Mr. Ovshinsky may be deemed a beneficial owner of the shares of Common Stock and Class A Common Stock owned by his wife, Iris M. Ovshinsky. Such shares are not reflected in Mr. Ovshinsky's share ownership in this table.

       (5) Includes 433,138 shares (adjusted as of June 30, 2002) represented by options exercisable within 60 days and 65,601 shares of Class A Common Stock which are convertible into Common Stock. Under the rules and regulations of the Securities and Exchange Commission, Dr. Ovshinsky may be deemed a beneficial owner of the shares of Common Stock and Class A Common Stock owned by her husband, Stanford R. Ovshinsky. Such shares are not reflected in Dr. Ovshinsky's share ownership in this table.

       (6) Includes 182,600 shares represented by options exercisable within 60 days.

       (7) Includes 71,040 shares represented by options exercisable within 60 days.

       (8) Includes 11,388 shares represented by options exercisable within 60 days.

       (9) Includes 16,800 shares represented by options exercisable within 60 days.

      (10) Includes 2,000 shares represented by options exercisable within 60 days.

      (11) Includes 2,000 shares represented by options exercisable within 60 days.

      (12) Includes 5,000 shares represented by options exercisable within 60 days.

      (13) Includes 7,000 shares represented by options exercisable within 60 days.

      (14) Includes 4,000 shares represented by options exercisable within 60 days.

      Principal Shareholders. The following table sets forth, as of December 31, 2002, to the knowledge of the Company, the beneficial holders of more than 5% of the Company's Common Stock (see footnotes for calculation used to determine "percentage of class" category):


         Name and Address of          Amount and Nature of      Percentage of
          Beneficial Holder           Beneficial Ownership         Class(1)
   ------------------------------    ----------------------   -----------------

 TRMI Holdings Inc. (ChevronTexaco)
 6001 Bollinger Canyon Road
 San Ramon, CA 94583                     4,376,633 (2)             19.99%

 Stanford R. and Iris M. Ovshinsky
 2956 Waterview Drive
 Rochester Hills, MI 48309               1,434,864 (3)              6.54% (4)

 Robert C. Stempel
 2956 Waterview Drive                    1,127,904 (5)              5.02%
 Rochester Hills, MI 48309

 ---------------

(1) Under the rules and regulations of the Securities and Exchange Commission, shares of Common Stock issuable upon exercise of options and warrants or upon conversion of securities which are deemed to be beneficially owned by the holder thereof are deemed to be outstanding for the purpose of computing the percentage of outstanding securities of the class owned by such person, but are not deemed to be outstanding for the purpose of computing the percentage of the class owned by any other person.

  (2) Pursuant to the Stock Purchase Agreement dated as of May 1, 2000, ChevronTexaco has agreed that (i) so long as it beneficially owns an aggregate of 5% of ECD's Common Stock and (ii) so long as Mr. and Dr. Ovshinsky are the beneficial owners of Class A Common Stock, or Mr. Stempel is the beneficial owner of Class B Common Stock, ChevronTexaco will vote its ECD Common Stock in accordance with the votes cast by the holders of Class A Common Stock (prior to its conversion) or Class B Common Stock (after conversion of the Class A Common Stock). TRMI Holdings' percentage of class is computed based on 21,249,082 shares of Common Stock outstanding, 219,913 shares of Class A Common Stock outstanding and 430,000 shares of Class B Common Stock outstanding.

  (3) Includes 219,021 shares of Class A Common Stock owned by Mr. and Dr. Ovshinsky (which shares are convertible at any time into Common Stock and will be deemed to be converted into Common Stock on September 30, 2005), 19,749 shares of Common Stock owned by Mr. and Dr. Ovshinsky, 126,500 shares of Sanoh Shares over which Mr. Ovshinsky has voting rights, and 1,069,594 (adjusted as of June 30, 2002) shares represented by options exercisable within 60 days.

  (4) Represents the sum of Mr. and Dr. Ovshinsky's respective ownership interests calculated separately.

  (5) Includes 430,000 shares of Class B Common Stock owned by Mr. Stempel (which shares are convertible at any time into Common Stock and will be deemed to be converted into Common Stock on September 30, 2005), 61,404 shares of Common Stock and 636,500 shares represented by options exercisable within 60 days.

                               EXECUTIVE OFFICERS

      The executive officers of the Company are as follows:


                                                                 Served As An
                                                                  Executive
                                                                  Officer or
         Name              Age                Office             Director Since
   -----------------      -----    ----------------------------  ---------------

 Stanford R. Ovshinsky     80      President, Chief Executive        1960 (1)
                                   Officer and Director

 Iris M. Ovshinsky         75      Vice President and Director       1960 (1)

 Robert C. Stempel         69      Executive Director and            1995
                                   Chairman of the Board

 Nancy M. Bacon            56      Senior Vice President and         1976
                                   Director

 Hellmut Fritzsche         75      Vice President and Director       1969

 Subhash K. Dhar           51      President and Chief Operating     1986
                                   Officer of Ovonic Battery and
                                   Director

 James R. Metzger          55      Vice Chairman                     2002

 Stephan W. Zumsteg        56      Vice President and Chief          1997
                                   Financial Officer
 ---------------

   (1)The predecessor of ECD was originally founded in 1960. The present corporation was incorporated in 1964 and is the successor by merger of the predecessor corporation.


      See "Item No. 1, Election of Directors" for information relating to Stanford R. Ovshinsky, Iris M. Ovshinsky, Robert C. Stempel, Nancy M. Bacon, Subhash K. Dhar, Hellmut Fritzsche and James R. Metzger.

      Stephan W. Zumsteg joined ECD in March 1997. He was elected treasurer in April 1997 and vice president and chief financial officer in February 2001. Mr. Zumsteg also serves as treasurer of Ovonic Battery, Texaco Ovonic Fuel Cell and Texaco Ovonic Hydrogen Systems. Prior to joining ECD, Mr. Zumsteg was chief financial officer of the Kirlin Company from July 1996 to February 1997 and vice president of finance & administration and chief financial officer of Lincoln Brass Works from July 1991 to June 1996.

                        COMPLIANCE WITH SECTION 16(A) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and officers to file with the Securities and Exchange Commission reports of ownership and changes in ownership with respect to the securities of the Company and its affiliates and to furnish copies of these reports to the Company. Based on a review of these reports and written representations from the Company's directors and officers regarding the necessity of filing a report, the Company believes that during fiscal year ended June 30, 2002, all filing requirements were met on a timely basis.

                             EXECUTIVE COMPENSATION

      The following table sets forth the compensation paid to ECD's Chief Executive Officer and the next four most highly compensated executive officers for the fiscal years ended June 30, 2002, 2001 and 2000.

                           SUMMARY COMPENSATION TABLE

                              Annual Compensation              Long-Term Compensation
                          ---------------------------    ----------------------------------
                                                                                      All
                                                         Restricted    Options       Other
  Name and Principal      Fiscal                           Stock      (Number of    Compen-
       Position           Year(1)  Salary(2)   Bonus       Award       Shares)     sation(3)
-----------------------   -------  ---------  -------    ----------   ----------   ---------

 Stanford R. Ovshinsky,    2002     $349,713  $24,076                   44,530(4)    $12,362
 President and Chief       2001     $334,408                           118,239(5)    $10,361
 Executive Officer         2000     $303,908                           106,611(4)    $12,657

 Iris M. Ovshinsky,        2002     $299,730                            29,687(4)    $12,362
 Vice President            2001     $284,636                            82,160(5)    $10,361
                           2000     $265,918                            71,074(4)    $12,657

 Robert C. Stempel,        2002     $294,247                            25,000       $ 4,191
 Chairman and              2001     $270,004                           100,000       $ 4,191
 Executive Director(6)     2000     $270,004                              _          $ 5,035


 Nancy M. Bacon,           2002     $275,017                            12,000       $ 8,942
 Senior Vice President     2001     $264,243                            60,000       $ 6,041
                           2000     $255,008                              _          $ 6,538

 Subhash K. Dhar,          2002     $274,241                            10,000       $ 8,111
 President and Chief       2001     $247,703                            50,000       $ 5,528
 Operating Officer,        2000     $224,421                              _          $ 5,829
 Ovonic Battery

---------------

(1) ECD's fiscal year is July 1 to June 30. ECD's 2002 fiscal year ended June 30, 2002.

(2) Amounts shown include compensation deferred under ECD's 401 (k) Plan.

(3) "All Other Compensation" is comprised of (i) contributions made by ECD to the accounts of each of Mr. Ovshinsky, Dr. Ovshinsky, Mrs. Bacon and Mr. Dhar in the amount of $6,800 under ECD's 401(k) Plan with respect to calendar year ended December 31, 2001 and $4,800 with respect to each of the calendar years ended December 31, 2000 and 1999; (ii) the dollar value of any life insurance premiums paid by ECD in the fiscal year ended June 30, 2002 and calendar years ended December 31, 2000 and 1999 with respect to term-life insurance for the benefit of each of the named executives as follows: Mr. Ovshinsky $5,562, $5,561 and $7,857; Dr. Ovshinsky $5,562, $5,561 and $7,857; Mr. Stempel $4,191, $4,191 and $5,035; Mrs. Bacon $2,142,
    $1,241 and $1,738; Mr. Dhar $1,311, $728 and $1,029. Under the 401 (k) Plan,
    which is a qualified defined-contribution plan, ECD makes matching contributions periodically on behalf of the participants. Effective October 2000, the Board of Directors approved employer matching contribution in the amount of 100% of the first 2% and 50% of the next 4% of each such participant's contributions. These matching contributions were limited to 4% of a participant's salary, up to $170,000, for calendar year 2001 and 3% of salary, up to $160,000, for calendar years 2000 and 1999. Mr. Stempel does not participate in the Company's 401(k) plan.

(4) The stock options were issued to Mr. and Dr. Ovshinsky pursuant to Stock Option Agreements dated November 1993 which are subject to periodic antidilution protection adjustments based on changes in the number of outstanding shares of ECD Common Stock. Under those Stock Option Agreements, if ECD issues any equity securities, other than pursuant to the exercising of options by Mr. and Dr. Ovshinsky under their respective Stock Option Agreements, ECD is obligated to grant to Mr. and Dr. Ovshinsky additional options covering sufficient additional shares of ECD Common Stock so that their respective proportionate equity interest is maintained on a fully-diluted basis. Such adjustments are calculated quarterly as of the last day of each of our fiscal quarters and coincident with significant issuances of ECD Common Stock.

(5) In fiscal year 2001, of the stock options issued to Mr. and Dr. Ovshinsky in the amount of 118,239 shares and 82,160 shares, respectively, 18,239 shares (Mr. Ovshinsky) and 12,160 shares (Dr. Ovshinsky) were issued pursuant to Stock Option Agreements dated November 1993 which are subject to periodic antidilution protection adjustments based on changes in the number of outstanding shares of ECD Common Stock. The balance of the stock options issued to Mr. and Dr. Ovshinsky (100,000 shares and 70,000 shares, respectively) were granted under the 2000 Non-Qualified Stock Option Plan.

(6) See Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters for a description of Class B Common Stock awarded to Mr. Stempel under a Restricted Stock Agreement dated January 15, 1999. All shares of Restricted Stock will be deemed to vest if Mr. Stempel is serving as a director and officer of ECD on September 30, 2005 or upon the occurrence of a change in control of ECD.

                        OPTION GRANTS IN LAST FISCAL YEAR

      The following table sets forth all options granted to the named executive officers during the fiscal year ended June 30, 2002.

                                         Individual Grants
                         ---------------------------------------------------------    Potential Realizable Value at
                          Number of       Percent of                                     Assumed Annual Rates of
                          Securities        Total                                     Stock Price Appreciation for
                          Underlying       Options         Exercise                          Option Term(1)
                           Options         Granted         of Base                    ----------------------------
                           Granted       to Employees       Price       Expiration
       Name                 (#)         in Fiscal Year      ($/Sh)         Date            5%             10%
-----------------------   ----------    ---------------    ---------    ----------    ------------   -------------
Stanford R. Ovshinsky     44,530(2)         22.93%         $20.38(3)        (4)         $570,717      $1,446,310

Iris M. Ovshinsky         29,687(2)         15.29%         $20.38(3)        (4)         $380,482        $964,217

Robert C. Stempel         25,000            12.87%         $23.36         7/31/11       $367,274        $930,745

Nancy M. Bacon            12,000             6.18%         $23.36         7/31/11       $176,291        $446,757

Subhash K. Dhar           10,000             5.15%         $23.36         7/31/11       $146,909        $372,298

-------

(1) The potential realizable value amounts shown illustrate the values that might be realized upon exercise immediately prior to the expiration of their term using 5% and 10% appreciation rates as required to be used in this table by the Securities and Exchange Commission, compounded annually, and are not intended to forecast possible future appreciation, if any, of the Company's stock price. Additionally, these values do not take into consideration the provisions of the options providing for nontransferability or termination of the options following termination of employment.

(2) The stock options were issued to Mr. and Dr. Ovshinsky pursuant to Stock Option Agreements dated November 1993 which are subject to periodic antidilution protection adjustments based on changes in the number of outstanding shares of ECD Common Stock.

(3) The exercise price is the weighted average exercise price of the stock options granted in fiscal year 2002.

(4) November 18, 2003 or 12 months after termination of employment, whichever is later.

             AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                          FISCAL YEAR END OPTION VALUES

      The following table sets forth all stock options exercised by the named executives during the fiscal year ended June 30, 2002, and the number and value of unexercised options held by the named executive officers at fiscal year end.


                             Shares                    Number of Securities
                            Acquired                  Underlying Unexercised         Value of Unexercised
                               on         Value          Options at Fiscal           in-the-Money Options
                            Exercise     Realized            Year End                  at Fiscal Year End
          Name                (#)          ($)       Exercisable/Unexercisable      Exercisable/Unexercisable
--------------------------  ---------    --------    -------------------------    ---------------------------
Stanford R. Ovshinsky(1)       -             -             636,456/60,000                  $850,163/$0

Iris M. Ovshinsky(2)           -             -             433,138/42,000                  $540,222/$0

Robert C. Stempel(3)           -             -             629,000/75,000                $1,245,260/$0

Nancy M. Bacon(4)              -             -             179,000/43,200                  $477,638/$0

Subhash K. Dhar(5)             -             -              68,040/36,000                        $0/$0


----------

(1) Mr. Ovshinsky's exercisable and unexercisable options are exercisable at a weighted average price of $14.35 and $22.63 per share, respectively.

(2) Dr. Ovshinsky's exercisable and unexercisable options are exercisable at a weighted average price of $14.44 and $22.63 per share, respectively.

(3) Mr. Stempel's exercisable and unexercisable options are exercisable at a weighted average price of $13.71 and $22.77 per share, respectively.

(4) Mrs. Bacon's exercisable and unexercisable options are exercisable at a weighted average price of $14.78 and $22.75 per share, respectively.

(5) Mr. Dhar's exercisable and unexercisable options are exercisable at a weighted average price of $18.87 and $22.75 per share, respectively.

                               EMPLOYMENT AGREEMENTS

      On September 2, 1993, Stanford R. Ovshinsky entered into separate employment agreements with each of ECD and Ovonic Battery in order to define clearly his duties and compensation arrangements and to provide to each company the benefits of his management efforts and future inventions. The initial term of each employment agreement was six years. In February 1999, the Board of Directors of ECD and Ovonic Battery renewed each of Mr. Ovshinsky's employment agreements for an additional term ending September 30, 2005. Mr. Ovshinsky's employment agreement with ECD provides for an annual salary of not less than $100,000, while his agreement with Ovonic Battery provides for an annual salary of not less than $150,000. Both agreements provide for annual increases to reflect increases in the cost of living, discretionary annual increases and an annual bonus equal to 1% of pre-tax income of ECD (excluding Ovonic Battery) and 1% of the operating income of Ovonic Battery. Mr. Ovshinsky's annual salary increases for fiscal year 2000 was determined based upon increases in the cost of living as determined by the Compensation Committee using as a guide the percentage increase in the Consumer Price Index for the Detroit-metropolitan area published by the Bureau of Labor Statistics. In recognition and acknowledgement of Mr. Ovshinsky's invaluable contributions, the Compensation Committee determined that Mr. Ovshinsky's salary increase in fiscal years 2002 and 2001 should be above the nominal cost-of-living increase.

      Mr. Ovshinsky's employment agreement with Ovonic Battery additionally contains a power of attorney and proxy from ECD providing Mr. Ovshinsky with the right to vote the shares of Ovonic Battery held by ECD following a change in control of ECD. For purposes of the agreement, change in control means (i) any sale, lease, exchange or other transfer of all or substantially all of ECD's assets; (ii) the approval by ECD's stockholders of any plan or proposal of liquidation or dissolution of ECD; (iii) the consummation of any consolidation or merger of ECD in which ECD is not the surviving or continuing corporation;
(iv) the acquisition by any person of 30% or more of the combined voting power of the then outstanding securities having the right to vote for the election of directors; (v) changes in the constitution of the majority of the Board of Directors; (vi) the holders of the Class A Common Stock ceasing to be entitled to exercise their preferential voting rights other than as provided in ECD's charter and (vii) bankruptcy. In the event of mental or physical disability or death of Mr. Ovshinsky, the foregoing power of attorney and proxy will be exercised by Dr. Iris M. Ovshinsky.

      Pursuant to his employment agreement with Ovonic Battery, Mr. Ovshinsky was granted stock options, exercisable at a price of $16,129 per share to purchase 186 shares (adjusted from a price of $50,000 per share to purchase 60 shares pursuant to the anti-dilution provisions of the option agreement) of Ovonic Battery's common stock, representing approximately 6% of Ovonic Battery's outstanding common stock. The Ovonic Battery stock options vested on a quarterly basis over six years commencing with the quarter beginning October 1, 1993, and are now fully vested.

      In February 1998, the Compensation Committee of the Board of Directors recommended and the Board of Directors approved an Employment Agreement between ECD and Dr. Iris M. Ovshinsky. The purpose of the Employment Agreement is to clearly define Dr. Ovshinsky's duties and compensation arrangements. The Employment Agreement also provides for ECD to have the benefits of Dr. Ovshinsky's services as a consultant to ECD following the termination of her active employment for consulting fees equal to 50% of the salary payable to Dr. Ovshinsky at the date of the termination of her active employment. Dr. Ovshinsky shall have the right to retire at any time during her services as a consultant and receive retirement benefits equal to the consulting fees for the remainder of Dr. Ovshinsky's life.

      The initial term of Dr. Ovshinsky's employment period was until September 2, 1999 and is automatically renewed for successive one-year periods unless terminated by Dr. Ovshinsky or ECD upon 120 days' notice in advance of the renewal date. Dr. Ovshinsky's employment agreement provides for an annual salary of not less than $250,000, annual increases to reflect increases in the cost of living and discretionary annual increases.

      On January 15, 1999, ECD entered into an Executive Employment Agreement with Mr. Stempel and a Restricted Stock Agreement awarding Mr. Stempel 430,000 shares of Class B Common Stock. See Class B Common Stock under Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters. The Executive Employment Agreement provides that Mr. Stempel will serve as the Executive Director of ECD for a term ending September 30, 2005. During the term of his employment, Mr. Stempel will be entitled to receive an annual salary as determined from time to time. The Executive Employment Agreement also provides for discretionary bonuses based on Mr. Stempel's individual performance and the financial performance of ECD. The Executive Employment Agreement also requires ECD to provide Mr. Stempel with non-wage benefits of the type provided generally by ECD to its senior executive officers.

      The Executive Employment Agreement permits Mr. Stempel to retire as an officer and employee of ECD and will permit him to resign his employment at any time in the event he becomes subject to any mental or physical disability which, in the good faith determination of Mr. Stempel, materially impairs his ability to perform his regular duties as an officer of ECD. The Executive Employment Agreement permits ECD to terminate Mr. Stempel's employment upon the occurrence of certain defined events, including the material breach by Mr. Stempel of certain non-competition and confidentiality covenants contained in the Executive Employment Agreement, his conviction of certain criminal acts or his gross dereliction or malfeasance of his duties as an officer and employee of ECD (other than as a result of his death or mental or physical disability).

      Mr. Stempel's entitlement to compensation and benefits under the Executive Employment Agreement will generally cease effective upon the date of the termination of his employment, except that ECD will be required to continue to provide Mr. Stempel and his spouse with medical, disability and life insurance coverage for the remainder of their lives or until the date they secure comparable coverage provided by another employer.

                          COMPENSATION COMMITTEE REPORT

Compensation Committee

      The Compensation Committee is composed of Mr. McCarthy (Chairman) and Dr. Metz, both independent outside directors. Neither of the Compensation Committee members is or was during the last fiscal year an officer or employee of ECD or any of its subsidiaries, or had any business relationship with ECD or any of its subsidiaries.

      The Compensation Committee is responsible for administering the policies which govern both annual compensation of executive officers and ECD's stock option plans. The Compensation Committee meets several times during the year to review recommendations from management regarding stock options and compensation. Compensation and stock option recommendations are based upon performance, current compensation, stock option ownership, and years of service to ECD. ECD does not have a formal bonus program for executives, although it has awarded bonuses to its executives from time to time.

Compensation of Executive Officers

      The Compensation Committee considers ECD's financial position and other factors in determining the compensation of its executive officers. These factors include remaining competitive within the relevant hiring market-whether scientific, managerial or otherwise-so as to enable ECD to attract and retain high quality employees, and, where appropriate, linking a component of compensation to the performance of ECD's Common Stock-such as by a granting of stock option or similar equity-based compensation-to instill ownership thinking and align the employees' and stockholders' objectives. ECD has been successful at recruiting and retaining and motivating executives who are highly talented, performance-focused and entrepreneurial.

      During ECD's last fiscal year, the Compensation Committee determined that ECD had again achieved several important scientific and business milestones. The Compensation Committee also concluded that the achievement of these milestones had not yet been fully reflected in ECD's financial results. However, the Compensation Committee determined that it was advisable to raise executive base salaries, and separately to grant stock options to certain executives. There were no bonuses awarded to ECD executives for the fiscal year ended June 30, 2002.

Chief Executive Officer Compensation

      In September 1993, Mr. Ovshinsky entered into separate employment agreements with each of ECD and Ovonic Battery. The purpose of these agreements, which provide for the payment to Mr. Ovshinsky of an annual salary of not less than $250,000 by ECD and by Ovonic Battery, was to define clearly Mr. Ovshinsky's duties and compensation arrangements and to provide to each company the benefits of his management efforts and future inventions. See "Employment Agreements." Mr. Ovshinsky's compensation for fiscal year 2002 was determined in accordance with his Employment Agreements with ECD and Ovonic Battery and included a discretionary increase above the nominal cost-of-living increase. Based on Mr. Ovshinsky's employment agreement with ECD, he was entitled to a bonus, paid in fiscal year 2002, based on ECD's financial performance in fiscal year 2001.

                                          COMPENSATION COMMITTEE
                                          Walter J. McCarthy, Jr.
                                          Florence I. Metz

                                PERFORMANCE GRAPH

      Two line graphs are presented below.

      The first graph compares the cumulative total stockholder return on ECD's Common Stock over a five-year period ending June 30, 2001 with the return on the NASDAQ Stock Market - U.S. Index, the JP Morgan H&Q Technology Index and the Russell 2000 Index.

      The JP Morgan H&Q Technology Index ceased publication in April 2002 and therefore could not be used for measurement purposes for the entire period ending June 30, 2002. In order to provide stockholders with a basis against which to evaluate ECD's results consistent with the indices contained in the 2001 10-K, this first graph presents a comparison of ECD's stockholder return with the Russell 2000 Index, the Index chosen by ECD in substitution for the JP Morgan H&Q Technology Index for the period ended June 30, 2001.

      The second graph compares the cumulative total stockholder return on ECD's Common Stock over a five-year period ending June 30, 2002 with the return on the NASDAQ Stock Market - U.S. Index and the Russell 2000 Index.

                                                                       Cumulative Total Return
                                               -------------------------------------------------------------------
                                                 6/96       6/97        6/98       6/99       6/00        6/01
ENERGY CONVERSION DEVICES, INC.                  100.00      56.04       42.58      43.68     111.54      123.08
NASDAQ STOCK MARKET (U.S.)                       100.00     121.60      160.06     230.22     340.37      184.51
JP MORGAN H & Q TECHNOLOGY                       100.00     130.60      165.43     267.75     469.74      233.62
RUSSELL 2000                                     100.00     116.33      135.53     137.56     157.27      158.30


      The total return with respect to NASDAQ Stock Market - U.S. Index, JP Morgan H&Q Technology Index and the Russell 2000 Index assumes that $100 was invested on June 30, 1996, including reinvestment of dividends.

                                                                               Cumulative Total Return
                                                      ---------------------------------------------------------------------------
                                                         6/97        6/98         6/99        6/00        6/01         6/02
ENERGY CONVERSION DEVICES, INC.                          100.00       75.98        77.94      199.02      219.61       123.06
NASDAQ STOCK MARKET (U.S.)                               100.00      131.62       189.31      279.93      151.75       103.40
RUSSELL 2000                                             100.00      116.51       118.26      135.19      136.08       124.28

      The total return with respect to NASDAQ Stock Market - U.S. Index and the Russell 2000 Index assumes that $100 was invested on June 30, 1997, including reinvestment of dividends.

      We have not paid any cash dividends in the past and do not expect to pay any in the foreseeable future.

      The Report of the Compensation Committee on Executive Compensation and the Performance Graph are not deemed to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, or Securities Exchange Act of 1934, as amended, or incorporated by reference in any documents so filed.

                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      ChevronTexaco. Pursuant to the Stock Purchase Agreement between ECD and Texaco Inc. dated as of May 1, 2000, Texaco purchased a 20% equity stake in ECD for $67.4 million. As part of this Stock Purchase Agreement, Texaco received rights to purchase additional shares of ECD Common Stock or other ECD securities (ECD Stock). On October 9, 2001, the shareholders of Texaco and Chevron Corp. voted on the merger of Texaco and Chevron. The combined companies have been renamed ChevronTexaco Corporation and TRMI Holdings is a wholly owned subsidiary of ChevronTexaco.

      So long as ChevronTexaco owns more than 5% of ECD Stock and in the event ECD issues additional ECD Stock other than to ChevronTexaco, ChevronTexaco has the right to purchase additional ECD Stock in order for ChevronTexaco to maintain its same proportionate interest in ECD Stock as ChevronTexaco held prior to the issuance of the additional ECD Stock. If ChevronTexaco elects to purchase ECD Common Stock, the purchase price will be the average of the closing price on NASDAQ of the ECD Common Stock as reported in The Wall Street Journal for the five trading days prior to the closing date of the sale multiplied by the number of shares of the ECD Common Stock which ChevronTexaco is entitled to purchase. If ChevronTexaco does not exercise its right to purchase additional ECD Stock within 15 days after delivery of a Rights Notice from ECD, ChevronTexaco's right to purchase such additional ECD Stock which are the subject of the Rights Notice will terminate.

      Donald L. Paul, a director of ECD, is Vice President and Chief Technology Officer of ChevronTexaco and Greg M. Vesey, an ECD director, is President of ChevronTexaco Technology Ventures.

      Texaco Ovonic Fuel Cell. Stanford R. Ovshinsky, a director of ECD, is president of Texaco Ovonic Fuel Cell as well as a member of its Management Committee. Robert C. Stempel and Greg M. Vesey, directors of ECD, are members of the Management Committee of Texaco Ovonic Fuel Cell. ECD owns 50% of Texaco Ovonic Fuel Cell.

      For the years ended June 30, 2002 and 2001, ECD recorded revenues of $8,887,000 and $8,831,000, respectively, from Texaco Ovonic Fuel Cell for product development services and facilities.

      Texaco Ovonic Hydrogen Systems. Stanford R. Ovshinsky, a director of ECD, is president of Texaco Ovonic Hydrogen Systems as well as a member of its Management Committee. Robert C. Stempel and Greg M. Vesey, directors of ECD, are members of the Management Committee of Texaco Ovonic Hydrogen Systems. ECD owns 50% of Texaco Hydrogen.

      For the years ended June 30, 2002 and 2001, ECD recorded revenues of $18,581,000 and $11,818,000, respectively, from Texaco Ovonic Hydrogen Systems for product development services and facilities.

      Texaco Ovonic Battery Systems. Stanford R. Ovshinsky and Robert C. Stempel, directors of ECD and Ovonic Battery, are members of the Management Committee of Texaco Ovonic Battery Systems. Mr. Stempel is the chief executive officer of Texaco Ovonic Battery. Greg M. Vesey, a director of ECD, is a member of the Management Committee of Texaco Ovonic Battery Systems. Ovonic Battery owns 50% of Texaco Ovonic Battery Systems.

      For the year ended June 30, 2002, Ovonic Battery recorded revenues of $16,315,000 from Texaco Ovonic Battery Systems for product development services.

      Ovonyx. Stanford R. Ovshinsky, a director of ECD, is chairman and a director of Ovonyx. Robert C. Stempel, a director of ECD, is vice chairman and a director of Ovonyx. ECD currently owns 41.7% of Ovonyx.

      ECD recorded revenues from Ovonyx of $215,000 and $382,000 for the years ended June 30, 2002 and 2001, respectively, representing services performed for its operations which commenced on January 15, 1999. ECD has received payment of $3,263,000 for these services as of June 30, 2002, and the remaining balance is included in accounts receivable.

      Ovonic Media. Stanford R. Ovshinsky and Robert C. Stempel, directors of ECD, are members of the Alliance Board of Ovonic Media. ECD has a 49% interest in this joint venture.

      For the years ended June 30, 2002, 2001 and 2000, the Company had revenues of $1,923,000, $2,298,000 and $634,000, respectively, from Ovonic Media for providing product development services.

      United Solar. Stanford R. Ovshinsky, Robert C. Stempel, Nancy M. Bacon and Hellmut Fritzsche, directors of ECD, are directors of United Solar. The financial statements of United Solar are included in the consolidated financial statements of ECD for the period from April 11, 2000 through June 30, 2002.

      Bekaert ECD Solar Systems. Stanford R. Ovshinsky, Robert C. Stempel and Nancy M. Bacon, directors of ECD, are members of the Management Committee of Bekaert ECD Solar Systems, of which United Solar owns 40%.

      Bekaert ECD Solar Systems was formed on April 11, 2000. For the years ended June 30, 2002 and 2001 and for the period from April 11, 2000 through June 30, 2000, the Company recorded revenues of $10,121,000, $9,948,000 and $2,291,000, respectively, from Bekaert ECD Solar Systems for product sales.

      Southwall. Robert C. Stempel, a director of ECD, is a member of the Board of Directors of Southwall.

      For the year ended June 30, 2002, the Company had revenues of $9,000 from Southwall under a contract to build large-area deposition equipment. The completed equipment was shipped to Southwall in July 2000. $206,000 of the sale price is included in accounts receivable at June 30, 2002.

      Herbert Ovshinsky, Stanford R. Ovshinsky's brother, is employed by ECD as Director of the Production Technology and Machine Building Division working principally in the design of manufacturing equipment. He received $195,395 in salary during the year ended June 30, 2002.

      Benjamin Ovshinsky, Stanford R. Ovshinsky's son, is employed on a part-time basis by ECD as its business representative for the Western United States. He received compensation of $69,386 during the year ended June 30, 2002.

      HKO Media, Inc., owned by Harvey Ovshinsky, Stanford R. Ovshinsky's son, performed video production services on behalf of ECD. HKO Media, Inc. was paid $144,370 by ECD for its services during the fiscal year ended June 30, 2002.


                             ADDITIONAL INFORMATION

      Cost of Solicitation. The cost of solicitation will be borne by the Company. In addition to solicitation by mail, directors, officers and other employees of the Company may solicit proxies personally or by telephone or other means of communication. Arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries to forward, at the expense of the Company, copies of the proxy materials to the beneficial owners of shares held of record by such persons. The Company also intends to hire Morrow & Co., at an anticipated cost of approximately $6,000 plus out-of-pocket expenses, to assist it in the solicitation of proxies personally, by telephone, or by other means.

      Other Action at the Meeting. The Company's management, at the time hereof, does not know of any other matter to be presented which is a proper subject for action by the stockholders at the Meeting. If any other matters shall properly come before the Meeting, the shares represented by a properly executed proxy will be voted in accordance with the judgment of the persons named on the proxy.

      Stockholder Proposals for 2003 Annual Meeting. Proposals of stockholders intended to be presented at the Company's next annual meeting of stockholders, presently expected to be held during February 2004, must be received by the Company no later than September 20, 2003 in order for those proposals to be included in the proxy materials for the meeting.

                                ---------------

            Stockholders are urged to send in their proxies without delay.



                                          By Order of the Board of Directors

                                          /s/ Ghazaleh Koefod

                                          Ghazaleh Koefod
                                          Secretary


January 15, 2003

BACK PAGE


MAP: DIRECTIONS TO MICHIGAN STATE UNIVERSITY MANAGEMENT EDUCATION CENTER,
     811 WEST SQUARE LAKE ROAD
     TROY, MI
     (248) 879-2456

ENERGY CONVERSION DEVICES, INC.
ANNUAL MEETING OF STOCKHOLDERS
THURSDAY, FEBRUARY 20, 2003 - 10:00 a.m.


ECVCM-PS-02

ENERGY CONVERSION DEVICES, INC.
C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694

                                            VOTER CONTROL NUMBER

                               Your vote is important.  Please vote immediately.

-------------------------------------------------------------       --------------------------------------------------------
                     Vote by Internet                                                   Vote by Telephone
-------------------------------------------------------------       --------------------------------------------------------
-------------------------------------------------------------       --------------------------------------------------------
1. Log on to the Internet and go to                                 1. Call toll free
   http://www.eproxyvote.com/ener.                                     1-877-PRX-VOTE (1-877-779-8683)

2. Enter your Voter Control Number listed above                     2. Enter your Vote Control Number listed above
   and follow the easy steps outlined on the secured website.          and follow the easy recorded instructions
-------------------------------------------------------------       --------------------------------------------------------

                  If you vote over the Internet or by telephone, please do not mail your card



                                              DETACH HERE

[X]  PLEASE MARK
     VOTES AS IN
     THIS EXAMPLE


1. Election of Directors.                                           ----------------------------------------------------
   Nominees as Directors:                                                      ENERGY CONVERSION DEVICES, INC.
                                                                    ----------------------------------------------------
(01) Stanford R. Ovshinsky, (02) Iris M. Ovshinsky,
(03) Robert C. Stempel, (04) Nancy M. Bacon,                                                                   For  Against  Abstain
(05) Umberto Colombo, (06) Subhash K. Dhar,                         2. Proposal to approve the appointment of
(07) Hellmut Fritzsche, (08) Walter J. McCarthy, Jr.,                  Deloitte & Touche LLP as independent    [ ]    [ ]      [ ]
(09) Florence I. Metz, (10) James R. Metzger,                          accountants for the fiscal year
(11) Donald L. Paul, (12) Stanley K. Stynes,                           ending June 30, 2003.
(13) Greg M. Vesey
                                                                    3. In their discretion, the Proxies are authorized to vote upon
           For   [  ]      [  ]  Withhold                              such other business as may properly come before the Meeting.
           All                     All
  For all
  Except [  ] ______________________________________
              For all nominees except as noted above
                                                                    Mark box at right if an address change or comment has been   [ ]
                                                                    noted on the reverse side of this card.

                                                                    Mark box at right if you plan to Attend the Annual Meeting.  [ ]

                                                                    Please be sure to sign and date this Proxy.



Signature: --------------------------    Date:---------------       Signature: ---------------------------    Date: --------------



                       ENERGY CONVERSION DEVICES, INC.

Dear Stockholder,

Please take note of the important information enclosed with this Proxy Ballot. The matters you are asked to vote upon are discussed in detail in the enclosed proxy materials.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on the proxy card to indicate how your shares will be voted. Then sign the card, detach it and return your proxy vote in the enclosed postage paid envelope.

Your vote must be received prior to the Annual Meeting of Stockholders, February 20, 2003.

Thank you in advance for your prompt consideration of these matters.

Sincerely,

Energy Conversion Devices, Inc.




                                         DETACH HERE



                       ENERGY CONVERSION DEVICES, INC.

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


The undersigned hereby appoints ROGER JOHN LESINSKI and GHAZALEH KOEFOD and each of them, with full power of substitution, and in place of each, in case of substitution, his or her substitute, the attorneys for and on behalf of the undersigned to attend the Annual Meeting of Stockholders (the "Meeting") to be held at Michigan State University Management Education Center, 811 West Square Lake Road, Troy, Michigan, on Thursday, February 20, 2003 at 10:00 a.m. (EST) and any adjournments thereof, and to cast the number of votes the undersigned would be entitled to vote if then personally present. The undersigned instructs such proxies to vote as specified on this card.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED
HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ALL NOMINEES FOR THE BOARD OF DIRECTORS AND "FOR" PROPOSAL 2 AS DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT.

The Board of Directors of the Company recommends a vote FOR Proposals 1 and 2.


--------------------------------------------------------------------------------
    PLEASE VOTE, DATE AND SIGN ON REVERSE AN RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  Please sign this Proxy exactly as your name(s) appear(s) on the books of the Company. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
--------------------------------------------------------------------------------

 HAS YOUR ADDRESS CHANGED?                    DO YOU HAVE ANY COMMENTS?

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